Exhibit 4.1

COMMON STOCK	COMMON STOCK
[SEAL]	[SEAL]
CUSIP

SEE REVERSE FOR CERTAIN DEFINITIONS

MONSTER DIGITAL, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,

$0.0001 PAR VALUE PER SHARE, OF

MONSTER DIGITAL, INC.

(the “Corporation”)

transferable on the books of the Corporation by the holder thereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its authorized officers.

Dated:

[MONSTER DIGITAL, INC. CORPORATE SEAL OF DELAWARE]

/s/ David H. Clarke	/s/ Jawahar Tandon
SPECIMEN	SPECIMEN
PRESIDENT AND CHIEF EXECUTIVE OFFICER	SECRETARY

COUNTERSIGNED AND REGISTERED:

CORPORATE STOCK TRANSFER, INC.

TRANSFER AGENT AND REGISTRAR

By

Authorized Signature

(REVERSE SIDE)

A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series or shares of stock of the Corporation, and upon the holders thereof as established by the Certificate of Incorporation or by any certificate of designation, and the number of shares constituting such series or class and the designations thereof, may be obtained by any stockholder of the Corporation upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -		Custodian	___
	(Cust)		(Minor)

under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be listed though not in the above list.

For value received, _________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______________________________________________________________________ Shares of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint

___________________________________________________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED

THE SIGNATURE SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.